SCHEDULE
                                     to the
                                Master Agreement
                     (Local Currency - Single Jurisdiction)
                           dated as of March 18, 1999

                                     Between

Goldman Sachs Mitsui Marine Derivative Products, L.P., a partnership organized under the laws of the State of Delaware located at 85 Broad Street, New York, New York 10004 ("Party X"), and PECO Energy Transition Trust, a business trust existing under the laws of the State of Delaware ("Party Y").


                                     Part 1
                             Termination Provisions

In this Agreement:

(a) "Specified Entity" means in relation to Party X for the purpose of:

         Section 5(a)(v), Inapplicable
         Section 5(a)(vi), Inapplicable
         Section 5(a)(vii), The Goldman Sachs Group, L.P.
         Section 5(b)(ii), Inapplicable

                  in relation to Party Y for the purpose of:

         Section 5(a)(v), Inapplicable
         Section 5(a)(vi), Inapplicable
         Section 5(a)(vii), Inapplicable
         Section 5(b)(ii), Inapplicable

(b) "Specified Transaction" will have the meaning specified in Section 12 of this Agreement.

(c) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party X and Party Y; provided, however, that (i) failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(d) required to be made by it will constitute an Event of Default if such failure is not remedied on or before the fifth Local Business Day after the occurrence of such failure (the "Grace Period") and (ii) notwithstanding the aforesaid Grace Period, the "Payment Date" specified in a Confirmation of a Transaction on

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                                                                               2


         which Party X fails to make a payment is the due date for payment by Party X's Credit Support Provider to Party Y under Party X's Credit Support Document. Upon the occurrence of an Event of Default under
         Section 5(a)(i) with Party X as the Defaulting Party, Party Y shall appoint a Swap Agent meeting the qualifications therefor set forth in
         Section 7 (c)(ii) of this Agreement (as amended by Part 4(e) of this Schedule) who shall have 30 days to locate a Replacement Counterparty and Party Y may assign Party X's rights and obligations under this Agreement to such Replacement Counterparty, all in accordance with the procedures set forth in Section 7(c)(iii) of this Agreement (as amended by Part 4(e) of this Schedule). If, upon the conclusion of such 30 day period, Party X's rights and obligations under this Agreement have not been assigned to such Replacement Counterparty, Party Y may declare an Early Termination Date which shall be as of the end of such 30 day period. The provisions of Sections 7(c)(iv) and 7(c)(v) of this Agreement (each as amended by Part 4(e) of this Schedule) shall apply to any assignment of or efforts to assign Party X's rights and obligations pursuant to this clause (c).

(d) The "Breach of Agreement" provisions of Section 5(a) (ii) will be inapplicable to Party Y.

(e) The "Credit Support Default" provisions of Section 5(a)(iii) will be inapplicable to Party Y.

(f) The "Misrepresentation" provisions of Section 5(a) (iv) will be inapplicable to Party Y.

(g) The "Default Under Specified Transaction" provisions of Section 5(a)(v) will be inapplicable to either Party X or Party Y.

(h) The "Cross Default" provisions of Section 5(a) (vi) will be inapplicable to either Party X or Party Y.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(ii) will be inapplicable to either Party X or Party Y.

(j)      Each of the following shall constitute Additional Termination Events:
         (i) the Series 1999-A Class A-3 Transition Bonds being called for an optional redemption, (ii) the principal and interest on the Series 1999-A Class A-3 Transition Bonds being declared immediately due and payable pursuant to the Indenture and (iii) the events specified in
         Section 7(c) of this Agreement (as amended by Part 4(e) of this Schedule) as Additional Termination Events regardless of whether Party X's


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                                                                               3

         rights and obligations under this Agreement are assigned to a Replacement Counterparty. In the case of the Additional Termination Event specified in clause (i) of this paragraph, this Agreement shall automatically early terminate effective on the Redemption Date for the Series 1999-A Class A-3 Transition Bonds without any action by Party X or Party Y and there shall be no early termination payment arising from such Additional Termination Event. In the case of the Additional Termination Event specified in clause (ii) of this paragraph, Party Y shall be the Affected Party and either Party X or Party Y may elect to declare an Early Termination Date, in which case such Early Termination Date shall be the date upon which principal and interest thereon was declared immediately due and payable. In the case of the Additional Termination Event specified in clause (iii) of this paragraph the Affected Party shall be Party X and only Party Y may elect to declare an Early Termination Date, in which case such Early Termination Date shall be the date declared as provided in Section 7(c) of this Agreement.

(k) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party X or Party Y.

(l) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement the Second Method and Market Quotation will apply provided, however, that no payment shall be owed by either Party X or Party Y if the event giving rise to the termination is an optional redemption of the Series 1999-A Class A-3 Transition Bonds. In no event shall Party
         Y be obligated to pay any amount determined in accordance with Section 6(e) (i) (3) unless and until the Transition Bonds have been fully paid and discharged in accordance with their terms under the Indenture. Party X agrees that any claims of Party X under this Agreement are subordinated to the claims of the Transition Bondholders against Party
         Y. Party Y covenants and agrees that under no circumstances will any amounts be distributed to the beneficiary of Party Y as a dividend, distribution or return of capital until such time as all amounts owed to Party X have been fully and finally paid. Party Y further agrees to reimburse Party X for payments made by Party X to Party Y in respect of termination of this Agreement to the extent that amounts in compensation for the termination of this Agreement are received by Party Y from any person other than Party X.

                                     Part 2
                            Documents to be Delivered

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                                                                               4

For the purpose of Section 4(a):

(a)      Tax forms, documents or certificates to be delivered are:

         Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party(or to such government or taxing authority as the other party reasonably directs), any form or document (including, but not limited to, United States Internal Revenue Service Forms 1001, 4224, and W-9) that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:

         (i) At the execution of this Agreement, each party shall deliver to the other party, certified evidence of the authority, incumbency and specimen signature of each authorized person executing any document on its behalf and on behalf of its Credit Support Provider, if any, in connection with this Agreement. Such evidence is covered by the Section 3(d) representation.

         (ii) Party X upon request shall promptly deliver to the other party, a copy of its most recent annual balance sheets prepared in accordance with accounting principles that are generally accepted for institutions of its type in the jurisdiction of its organization consistently applied and reviewed by independent public accountants, including the same for its Credit Support Provider, if any. Such documents are covered by the Section 3(d) representation.

         (iii) Each party shall promptly deliver to the other party an opinion of counsel, including, if applicable, an opinion in respect of any Credit Support Document, substantially in the form of Annex A. Party Y shall further deliver to Party X letters from counsel to Party Y to the collective effect that Party X may rely on the opinions of such counsel regarding authorization, execution, delivery and enforceability of the Sale Agreement, the Servicing Agreement and the Indenture as if such opinions were addressed to Party

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                                                                               5

                    X. Documents delivered pursuant to this clause (iii) are not covered by the Section 3(d) representation.

         (iv) Each party upon request shall promptly deliver to the other party such other public information respecting its and, if applicable, its Credit Support Provider's, condition or operations, financial or otherwise, as may reasonably be requested from time to time. Such documents are covered by the Section 3(d) representation.

         (vi) At execution of this Agreement, Party X shall deliver to Party Y the Guarantee of its Credit Support Provider. Such Guarantee is not covered by the Section 3(d) representation.

                                     Part 3
                                  Miscellaneous

(a) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of laws doctrine, except that (i) the capacity, power or authority of Party Y to enter into this Agreement and any issue relating to the interpretation of Party Y's resolution authorizing this Agreement will be governed by and construed in accordance with the laws of the State of Delaware and (ii) any issue relating to the interpretation of the Indenture applicable to Party Y will be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. Section 11(b)(i) of this Agreement is deleted and in substitution is amended by adding thereto the following: "(ii) regardless of the law which applies to this Agreement, with respect to any Proceedings, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the States of Delaware and New York and the United States District Courts for the District of Delaware and the Southern District of New York; and".

(b) "Affiliate" will have the meaning specified in Section 12, but as to Party Y will not include PECO Energy Company or affiliates thereof.

(c)      Addresses for Notices. For the purpose of Section 10:

         Address for notices or communications to Party X:

         Address:   85 Broad Street
                    New York, New York 10004

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                                                                               6

         Attention:                 Legal Department

         Facsimile No.:             212-902-3876
         Telephone No.:             212-902-1000

         Address for Notices or communications to Party Y:


         Address:   c/o First Union Trust Company National
                    Association
                    One Rodney Square
                    920 King Street
                    Wilmington, Delaware 19801

         Telephone No.: 302-888-7532

(d) Credit Support Document. Details of any Credit Support Document: Party X - Guarantee of The Goldman Sachs Group, L.P., dated as of March 18, 1999, substantially in the form of Annex B Party Y - None.

(e) Credit Support Provider. Party X - The Goldman Sachs Group, L.P. Party Y - None; it being understood that in no event shall the Bond Trustee be deemed to be a Credit Support Provider.

(f) Calculation Agent. The Calculation Agent is Party X, unless specified otherwise in a Confirmation in relation to the relevant Transaction; provided, however, that, if Party Y objects to any calculation, Party X and Party Y will negotiate in good faith to agree on an independent swaps dealer of the highest credit standing to make such calculation, which will be binding on Party X and Party Y absent manifest error. The costs of such dealer will be borne equally by Party X and Party Y. If Party X is a Defaulting Party, the Calculation Agent will be Party
         Y. Party X agrees that on or prior to each Interest Determination Date it will notify the Servicer of LIBOR as determined by Party X.


                                     Part 4
                                Other Provisions

(a) ISDA Definitions. The 1991 ISDA Definitions (the "1991 Definitions") as published by the International Swaps and Derivatives Association, Inc., shall be deemed a part of this Agreement as if fully set forth herein. The 1991 Definitions

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                                                                               7

         and the provisions of Section 12 of this Agreement shall be deemed a part of each Confirmation as if set forth in full therein.


(b) Interpretation. In the event of any inconsistency between the provisions of the Schedule and the Definitions, this Schedule will prevail. In the event of any inconsistency between the provisions of this Schedule and the printed Agreement of which it forms a part, this Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Schedule, such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Expenses. Section 9 of this Agreement, bearing the heading "Expenses," is amended as follows: (1) on the first line strike the first word "A" and insert before the words "Defaulting Party" the words: "Party X, if it is the"; (2) on the first line strike the words "the other party" and insert therein the words "Party Y"; (3) on the second line strike the words "such other party" and insert therein the words "Party Y";
         (4) on the fifth line, after the words "costs of collection" and before the ".", insert the words ", and all fees, costs and expenses paid or payable by Party Y to Reference market- makers to the extent necessary to determine or obtain Market Quotations."; and (5) at the end of the paragraph insert: "If Party Y is a Defaulting Party by reason of an early termination of any Transaction, Party X will not except as provided in Section 6 of this Agreement (as amended by Part 1(l) of this Schedule) request indemnification from Party Y and Party Y will not indemnify Party X for any resulting expenses, including any actual or consequential losses or damages incurred by Party X or its Credit Support Provider."

(d) Consent to Recording. Each party consents to the recording of the telephone conversations of relevant personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction.

(e) Transfer. The Transfer provision of Section 7 is amended by: (A) deleting at the end of subparagraph (b) the period and replacing it with "; and" and (B) adding the following new subparagraph (c):

         "(c) in the event of a Downgrade Event (as defined below), an assignment of Party X's rights and obligations under this Agreement may be required as follows:

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                                                                               8



         (i) For the purpose of this Agreement, "Downgrade Event" means either
         (A) a failure of Party X's Credit Support Provider to maintain ratings by both of the Required Rating Agencies at least equal to the Required Rating therefor or (B) the failure of Party X to maintain in effect any arrangements established pursuant to subparagraph (c)(ii) below unless the Rating Agency Condition is satisfied in connection therewith. "Qualified Replacement Counterparty" means a Replacement Counterparty that (X) satisfies the Required Rating for each of the Required Rating Agencies or (Y) enters into such other arrangement as will result in the Series 1999- A Class A-3 Transition Bonds receiving a rating not less than would be received if such Replacement Counterparty satisfied the Required Rating for each of the Required Rating Agencies. "Rating Agency" means any rating agency rating the Series 1999-A Class A-3 Transition Bonds at the time of issuance thereof at the request of Party Y. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by Party Y. "Rating Agency Condition" means, with respect to any action, the notification in writing by each Rating Agency to, among others, Party Y, that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of the Series 1999-A Class A-3 Transition Bonds. "Replacement Counterparty" means a replacement for Party X selected as provided in this Clause (c). "Required Rating" means Aa3 in the case of Moody's Investors Service, Inc. ("Moody's") and either AA or A-l+ in the case of Standard & Poor's Ratings Group ("Standard & Poor's") "Required Rating Agencies" means both Moody's and Standard & Poor's.

         (ii) In the event of a Downgrade Event, Party X must either (A) assign its rights and obligations under this Agreement to a Qualified Replacement Counterparty or (B) establish such other arrangement as will satisfy the Rating Agency Condition, which may include providing a guaranty of its obligations hereunder or collateralizing any net present value of its obligations hereunder.

         (iii) If, within 30 days of a Downgrade Event, Party X has not successfully made the assignment or established the arrangement specified in subparagraph (c) (ii) above, then Party Y shall appoint a recognized swap dealer which is a member of the International Swaps and Derivatives Association, Inc. with capital and surplus of at least $50 million (the "Swap Agent") to independently solicit a Replacement Counterparty, who shall not be the Swap Agent or an Affiliate

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                                                                               9

          thereof, for a period not exceeding 30 days. During such 30 day period, the Swap Agent shall seek to find a Qualified Replacement Counterparty, or if a Qualified Replacement Counterparty cannot be found, the Swap Agent will identify the highest rated Replacement Counterparty available that in any event is rated above Party X by at least one of the Required Rating Agencies. In either case, during such 30 day period the Swap Agent shall be limited to obtaining a Qualified Replacement Counterparty or Replacement Counterparty who is willing to intermediate the credit risk of Party X to Party Y by entering into a transaction with Party X under terms substantially the same as this Agreement to hedge or offset the risk that such Qualified Replacement Counterparty or Replacement Counterparty has to Party Y under this Agreement. If the Swap Agent is successful in identifying a Replacement Counterparty, Party Y may execute an agreement (substantially in the form of this Agreement) with the Replacement Counterparty and this Agreement and Party X's rights and obligations shall be deemed to have been assigned to such Replacement Counterparty effective as of the Payment Date immediately succeeding such execution, without any further action by Party X. Party X shall be deemed to have consented to such assignment and to have entered into another transaction with the Replacement Counterparty on substantially the same terms as this Agreement but with the Replacement Counterparty as Party Y thereunder. Upon such assignment, Party X shall be released from all further obligations and liabilities arising under this Agreement after the effective date of such assignment except that Party X shall be liable for any amount paid to the Replacement Counterparty for assuming Party X's rights and obligations under this Agreement and shall receive any amounts paid by such Replacement Counterparty to assume such rights and obligations and Party X's obligations regarding the costs of soliciting a Replacement Counterparty pursuant to subparagraph (c)(iv) and for fees and expenses pursuant to subparagraph (v) below until an assignment to a Qualified Replacement Counterparty is successfully completed shall survive. If, upon the conclusion of such 30 day period, a Qualified Replacement Counterparty has not assumed Party X's rights and obligations under this Agreement, an Additional Termination Event will occur with Party X as the Affected Party and Party Y, in its sole discretion, may determine whether or not to (i) replace Party X with a prospective Replacement Counterparty, if any, and/or (ii) declare an Early Termination Date, which shall be as of the end of such 30 day period.

          (iv) If a Downgrade Event shall have occurred and Party X's rights and obligations under this Agreement have not been assigned to a Qualified Replacement Counterparty pursuant to subparagraphs (c)(ii) or (iii) above and Party X has not established and maintained in effect the other arrangements specified in subparagraph (c)(ii) above, Party Y shall appoint a Swap Agent to independently solicit a Replacement Counterparty more satisfactory to each of the Rating Agencies in accordance with the procedure set forth in subparagraph (c) (iii) above, provided, however, that such Replacement Counterparty shall not be required to enter into a transaction with Party X to intermediate, hedge or offset risk. Such search shall be renewed every 6 months thereafter until an assignment to a Qualified Replacement Counterparty has been successfully completed. The costs of such solicitation shall be paid by the original Party X in accordance with the next subparagraph (c)(v). At the conclusion of each such 6 month period in which an assignment to a Qualified Replacement Counterparty has not been successfully completed, an Additional Termination Event will occur with Party X as the Affected Party and Party Y, in its sole discretion, may determine whether or not to (i) replace the then current Party X with a prospective Replacement Counterparty, if any, and/or (ii) declare an Early Termination Date, which shall be as of the end of such 6 month period. The original Party X shall not be liable for any termination payments in connection with any termination occurring after it has been replaced by a Replacement Counterparty or a Qualified Replacement Counterparty.

          (v) In all circumstances, Party X shall be responsible for the payment of the Swap Agent's reasonable fees and all other reasonable fees and expenses of Party Y as a result of any assignment or proposed assignment hereunder, and shall promptly make such payments."

(f) Waiver of Jury Trial. Each party irrevocably waives any and all rights to trial by jury in any legal proceeding instituted in connection with this Agreement or any Transaction to the fullest extent permitted by law. As to any matter for which a jury trial cannot be waived, each party agrees not to assert any such matter as a cross claim or counterclaim in, nor move to consolidate the same with, any legal proceeding in which a jury trial is waived.

(g) Parties to Rely on Their Own Expertise. Each party shall enter into each Transaction governed by this Agreement in reliance only upon its own judgment. Neither party holds

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                                                                              11


          itself out as advising, or any of its employees or agents as having the authority to advise, the other party as to whether or not it should enter into any such Transaction or as to any subsequent actions relating thereto or on any other commercial matters concerned with any Transaction governed by this Agreement, and neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party, whether or not such advice is given or such views are expressed at the request of the other party.

(h) Immunity of Members of Party Y. No representation or agreement contained in this Agreement shall be deemed to be the covenant or agreement of any trustee, officer, attorney, agent or employee of Party Y or any Credit Support Provider thereof in an individual capacity. No recourse shall be had for any payment under this Agreement or any claim based hereon against any trustee, officer, agent, attorney or employee of Party Y or any Credit Support Provider thereof past, present or future, or its successors or assigns, as such, either directly or through Party Y or any Credit Support Provider thereof, or any such successor corporation, whether by virtue of any constitutional provision, statutes or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all of such liability of such trustee, officers, agents, attorneys or employees being hereby released as a condition of and as a consideration for the execution and delivery of this Agreement.

(i) Facsimile and Telex Confirmation. The parties agree that they may from time to time confirm the terms and conditions of any Transaction entered into between them pursuant to the terms of this Agreement by means of a telex or facsimile transmission from one party to another followed by a telex or facsimile transmission confirming the terms of the Transaction and any such exchange of telexes or facsimile transmissions shall constitute a Confirmation for all purposes hereunder.

(j) Counterparts. The Agreement and this Schedule may be executed in several counterparts, each of which shall be an original and all of which shall together constitute one instrument.

(k) No Bankruptcy Petition. Prior to the date that is one year and one day after the date upon which all amounts payable in respect of Transition Bonds issued by PECO Energy Transition Trust (the "Transition Bonds") have been paid in accordance with the terms thereof, Party X shall not institute against, or join any other person in instituting against, Party Y, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law (including proceedings seeking to consolidate the assets of Party Y and PECO Energy Company), provided that Party X may assert its own claims against Party Y once any such proceedings have been instituted by another person.

(l) Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period the words "or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person (but unaudited financial statements or balance sheets shall be subject to year end adjustments)".

(m) Additional Representations. Section 3 is hereby amended by adding the following additional Subsections:

               (g) No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

               (h) Line of Business. It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with the line of business (including financial intermediation services) or the financing of its business.

               (i) Eligible Swap Participant. It is an Eligible Swap Participant as defined in 17 C.F.R. ss. 35.1(b)(2)(vi).

(n) Illegality. The definition of "Illegality" in Section 5(b) (i) is hereby amended by adding in the first and third lines thereof after the word "applicable" and before the word "law" the words "United States federal or state". It is agreed that the parties will not treat any event as an "Illegality" without the prior receipt of a written opinion from an independent law firm experienced in swap agreements, selected by the parties, that an "Illegality" exists. No termination payments shall be owed by either Party X or Party Y as a result of any illegality.

(o) No Recourse. Party Y's Transition Bonds, and all Series and Classes thereof represent a beneficial interest in the property of Party Y only and do not represent an interest in or obligation of either Party X or the holders of the Transition Bonds, and no recourse may be (i) had by the holders of the Transition Bonds against Party X or its assets with respect to the Transition Bonds and/or this Agreement or (ii) had by Party X against the holders of

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the Transition Bonds for any reason. Without limitation of Party X's rights under Section 5(a)(i) of this Agreement, Party Y's obligations to Party X under this Agreement and each Confirmation are payable only if all amounts first required to be paid to Party Y's Transition Bondholders have been paid in accordance with the terms of the Indenture.

(p) Equitable Relief. Party X shall not request that any court issue attachment remedies against Party Y with respect to any lawsuit, dispute or claim under this Agreement.

(q) Regarding Party X. Party Y acknowledges and agrees that Party X had no involvement in and, accordingly, accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party Y or any series; (ii) the selection of any person performing services for or acting on behalf of Party Y;
(iii) the selection of Party X as a swap provider; (iv) the terms of the Transition Bonds; (v) the preparation of or passing on the disclosure and other information contained in any offering circular, prospectus, series supplement, trust deed, or any other agreements or documents used by Party Y or any other party in connection with the marketing and sale of the Transition Bonds, except with respect to written information furnished to Party Y by Party X which describes Party X for use in Party Y's required disclosure documents; (vi) the ongoing operations and administration of Party Y, including the furnishing of any information to Party Y which is not specifically required under this Agreement; or (vii) any other aspect of Party Y's existence except for those matters specifically identified in this Agreement.

(r) Certain Definitions. Section 1 (a) of this Agreement is hereby amended by adding the following sentence: "All capitalized terms used in this Schedule and not defined herein shall have the meanings as set forth in that certain Indenture dated March 1, 1999 between Party Y and The Bank of New York (the "Indenture").

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IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date hereof.

GOLDMAN SACHS                                 PECO ENERGY TRANSITION TRUST
MITSUI MARINE
DERIVATIVE PRODUCTS, L.P.



By:/s/ C. Douglas Fuge
-----------------------------                    By: /s/ George Shicora
         Name: C Douglas Fuge                    ------------------------------
         Title:                                  (solely in its capacity
                                                 as Issuer Trustee and not
                                                 as a principal to this
                                                 Agreement)
                                                 Name: George Shicora
                                                 Title: